Exhibit 99.13

CWABS 2005-3

Assumptions
-----------
12-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
Defaults on Top of Prepayment.

        MF7

                              --------------------------------------------------------------------------------------------
45% Severity                                 Forward LIBOR                              Forward LIBOR + 200
                              --------------------------------------------------------------------------------------------
                                Break SDA    WAL      Collat Grp Cum Loss     Break SDA    WAL     Collat Grp Cum Loss
                   -------------------------------------------------------------------------------------------------------
                       65% PPC     1300.64  17.99      73,120,487.80 (10.75%)    1010.17  23.90      58,988,051.19 (8.67%)
                   -------------------------------------------------------------------------------------------------------
                      100% PPC     1222.99  12.64       53,697,254.58 (7.90%)    1107.77  19.69      49,272,686.68 (7.25%)
                   -------------------------------------------------------------------------------------------------------

                              --------------------------------------------------------------------------------------------
55% Severity                                  Forward LIBOR                               Forward LIBOR + 200
                              --------------------------------------------------------------------------------------------
                                Break SDA    WAL      Collat Grp Cum Loss     Break SDA    WAL     Collat Grp Cum Loss
                   -------------------------------------------------------------------------------------------------------
                       65% PPC     1065.47   18.5      75,492,412.92 (11.10%)     819.08  19.02      59,952,910.99 (8.82%)
                   -------------------------------------------------------------------------------------------------------
                      100% PPC      980.63  13.03       54,082,525.62 (7.95%)     893.80  19.91      49,782,749.34 (7.32%)
                   -------------------------------------------------------------------------------------------------------

        MF8

                              --------------------------------------------------------------------------------------------
45% Severity                                  Forward LIBOR                               Forward LIBOR + 200
                              --------------------------------------------------------------------------------------------
                                Break SDA    WAL      Collat Grp Cum Loss     Break SDA    WAL     Collat Grp Cum Loss
                   -------------------------------------------------------------------------------------------------------
                       65% PPC     1244.46  18.11      70,474,913.71 (10.36%)     879.84  18.90      52,268,779.60 (7.69%)
                   -------------------------------------------------------------------------------------------------------
                      100% PPC     1112.01  12.82       49,437,636.94 (7.27%)     951.45  19.99      43,075,137.94 (6.33%)
                   -------------------------------------------------------------------------------------------------------

                              --------------------------------------------------------------------------------------------
55% Severity                                  Forward LIBOR                               Forward LIBOR + 200
                              --------------------------------------------------------------------------------------------
                                Break SDA    WAL      Collat Grp Cum Loss     Break SDA    WAL     Collat Grp Cum Loss
                   -------------------------------------------------------------------------------------------------------
                       65% PPC     1020.16   18.6      72,713,583.02 (10.69%)     714.95  19.24      53,060,911.21 (7.80%)
                   -------------------------------------------------------------------------------------------------------
                      100% PPC      907.66  13.14       50,474,996.77 (7.42%)     770.52  20.18      43,524,970.79 (6.40%)
                   -------------------------------------------------------------------------------------------------------